                                                                    EXHIBIT 99.1

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                                                       Nabisco Acquisition

                                               .  Acquire all outstanding shares for
       Philip Morris Companies Inc.               $55 per share in cash




------------------------------------------  ------------------------------------------



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          Nabisco Acquisition                         Initial Public Offering

   .  Acquire all outstanding shares for       .  Less than 20% of the newly combined
      $55 per share in cash.                      company, formed through the merger
                                                  of Kraft and Nabisco

   .  Enterprise value of $18.9 billion,       .  Targeted for completion in early
      including the assumption of                 2001
      approximately $4.0 billion in net debt


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        Acquisition Rationale                          Acquisition Rationale

   .  Kraft was ready to absorb a              .  Kraft was ready to absorb a sizeable
      sizeable acquisition                        acquisition

                                                  - Portfolio actions

                                                  - Emphasis on Productivity and
                                                    innovation

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                   Acquisition Rationale                                          Acquisition Rationale

     .  Kraft was ready to absorb a sizeable acquisition              .  Kraft was ready to absorb a sizeable acquisition

        - Portfolio actions                                              - Portfolio actions

        - Emphasis on productivity and innovation                        - Emphasis on productivity and innovation

        - Caliber and depth of our world-class                           - Caliber and depth of our world-class
          management team                                                  management team

        - Operating income margins                                       - Operating income margins

                                                                    .    Kraft is undeniably the most efficient food
                                                                         company in the world


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                  Acquisition Strategy                                            Acquisition Strategy

             .  Disciplined approach                                           .  Disciplined approach

                                                                               .  Yield attractive returns



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                  Acquisition Strategy                                            Acquisition Strategy

          . Disciplined approach                                           . Disciplined approach

          . Yield attractive returns                                       . Yield attractive returns

          . Provide strong brands in leadership                            . Provide strong brands in leadership
            positions                                                        positions

                                                                           . Fuel earnings growth rates

                                                                           . Rapidly accretive to cash earnings

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     Acquisition Strategy                        Acquisition Strategy

 .   Disciplined approach                    .   Disciplined approach

 .   Yield attractive returns                .   Yield attractive returns

 .   Provide strong brands in leadership     .   Provide strong brands in leadership
     positions                                   positions

 .   Fuel earnings growth rates              .   Fuel earnings growth rates

 .   Rapidly accretive to cash earnings      .   Rapidly accretive to cash earnings

 .   Low risk of integration                 .   Low risk of integration

                                             .   Maintain credit ratings

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     Acquisition Strategy                        Scale Advantages

 .   Disciplined approach                    .   Creates global leader

 .   Yield attractive returns                .   Increases efficiency and
                                                 effectiveness
 .   Provide strong brands in leadership
     positions                               .   Leverages our service to
                                                 the trade
 .   Fuel earnings growth rates
                                             .   Benefits consumers
 .   Rapidly accretive to cash earnings

 .   Low risk of integration

 .   Maintain credit ratings

 .   Fuel shareholder value

------------------------------------------  ------------------------------------------


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[Bar chart showing North American Food             Kraft Foods North America
1999 Revenue ($ Billions) for Kraft,                   Financial Progress
PepsiCo, ConAgra Branded, Nestle,
Coca-Cola, Sara Lee, Nabisco, Pillsbury,                                    % CAGR/pts.
Mars and General Mills as indicated in      (In Billions)   1994    1999     1994-'99
the following table]                                       -----   -----    ----------
                                            Volume (lbs.)    7.7     9.0        3.3%
               North American Food          Revenue        $14.7   $17.5        3.5%
               1999 Revenue ($ Billions)    IFO            $ 2.2   $ 3.2        8.2%
               -------------------------    ROOR            14.8%   18.5%       3.7pts.
Kraft                  $17.5
PepsiCo                $13.2
ConAgra Branded        $10.1
Nestle                  $9.5
Coca-Cola               $8.1
Sara Lee                $6.9
Nabisco                 $6.6
Pillsbury               $6.1
Mars                    $5.5
General Mills           $5.4
------------------------------------------  ------------------------------------------
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[Bar chart showing Three-Year Organic IFO   [Bar chart showing North American Food
Growth (%) for Kraft Foods N. America,      1999 Revenue ($ Billions) for Kraft (as
Quaker (NA), ConAgra (Branded Food),        combined with Nabisco), PepsiCo, ConAgra
Bestfoods (NA), General Mills (US),         Branded, Nestle, Coca-Cola, Sara Lee,
Campbell (Total Co.), Sara Lee (WW          Pillsbury, Mars and General Mills as
Meats/Bakery), Heinz (NA) and Kellogg       indicated in the following table]
(US) as indicated in the following table]

                       Three-Year Organic                     North American Food
                       IFO Growth                             1999 Revenue ($ Billions)
                       -------------------                    -------------------------
Kraft Foods N. America       8.5%           Kraft (as
Quaker (NA)                  7.5%            combined with
ConAgra (Branded                             Nabisco)                 $24.1
 Foods)                      6.9%           PepsiCo                   $13.2
Bestfoods (NA)               6.5%           ConAgra Branded           $10.1
General Mills (US)           5.8%           Nestle                     $9.5
Campbell (Total Co.)         5.4%           Coca-Cola                  $8.1
Sara Lee (WW Meats/                         Sara Lee                   $6.9
 Bakery)                     5.2%           Pillsbury                  $6.1
Heinz (NA)                   5.2%           Mars                       $5.5
Kellogg (US)                 4.2%           General Mills              $5.4
------------------------------------------  ------------------------------------------


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[Bar chart showing Worldwide Food 1999      [Bar chart showing Worldwide Food 1999 IFO
Revenue ($ Billions) for Nestle, Kraft      ($ Billions) for Kraft (as combined with
(as combined with Nabisco), Unilever        Nabisco), Nestle, Coca-Cola, Unilever &
& Bestfoods, Coca-Cola, PepsiCo, Mars,      Bestfoods, PepsiCo, Heinz and Danone as
Danone, Sara Lee, ConAgra Branded and       indicated in the following table]
Heinz as indicated in the following
table]

                 Worldwide Food                                   Worldwide Food
                 1999 Revenue ($ Billions)                        1999 IFO ($ Billions)
                 -------------------------                        --------------------
Nestle                   $46.8              Kraft                         $5.5
Kraft (as                                   Nestle                        $5.0
 combined with                              Coca-Cola                     $4.9
 Nabisco)                $34.9              Unilever &
Unilever &                                   Bestfoods                    $3.5
 Bestfoods               $30.4              PepsiCo                       $2.9
Coca-Cola                $19.8              Heinz                         $1.7
PepsiCo                  $18.6              Danone                        $1.4
Mars                     $15.6
Danone                   $13.7
Sara Lee                 $10.6
ConAgra Branded          $10.1
Heinz                    $ 9.3
------------------------------------------  ------------------------------------------


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Major Snack Businesses                      [Pie chart showing U.S. Sales ($ Billions)
----------------------                      and 1999 growth (%) by Snack Category as
 . Cookies                                   indicated in the following table]
 . Crackers
 . Nuts                                                          1999 Sales   1999 Growth
 . Candy                                     Snack Category     ($ Billions)     (%)
 . Gum                                       --------------     ------------  -----------
 . Dry Mix Desserts                          Breakfast Snacks       $ 3.2        +8.3%
 . Cereal Bars                               Salty Snacks           $13.6        +1.6%
 . Easy Cheese                               Cookies/Crackers       $10.1        +4.4%
 . Toaster Pastries                          Candy/Gum              $14.7        +3.6%
                                            Bakery Snacks          $ 4.6        +3.2%
[Bar chart showing Snacks % of Nabisco      Nuts/All Other         $ 3.5        +8.3%
1999 Revenue in U.S. (89%) and
Worldwide (82%)]                            1999 Total Sales = $50 Billion
                                            +4% Growth
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     Share of Meal Occasions (U.S.)                                   Worldwide Cookie & Cracker
                                                                            Leadership

                Kraft  Nabisco  Total                                           Share
                -----  -------  -----                                           -----
-----------------------------------------                    ------------------------------------------
      Snacks     5.9%    13.5%  19.4%                          Nabisco           13.3%
-----------------------------------------                    ------------------------------------------
      Breakfast  2.8      0.1    2.9                           Danone             9.0
                                                               Keeber             5.4
      Lunch      6.9      0.5    7.4                         ------------------------------------------
                                                               Nabisco JV         5.0 (United Biscuits)
      Dinner     4.4      0.2    4.6                         ------------------------------------------
                                                               Nestle             4.0
                                                               Bahlsen            4.0
                                                               Others            59.3
                                                                              ----------
                                                                                100.0%
------------------------------------------                   ------------------------------------------


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==========================================                  ===========================================
[Bar chart showing U.S. Cookie & Cracker                          International Cookie & Cracker
Leadership ($ Share % and $ Share Pt. Chg.)                                 Category
of Nabisco, Keebler Food, Pepperidge Farm                      Country                  Share
and Private Label as indicated in the                          -------                  -----
following table]
                                                               Canada                    50%
               $ Share    $ Share Pt. Chg.
               -------    ----------------                     China                     13
Nabisco         44.5%           0.4
                                                               Argentina                 32
Keebler Food    22.9%           0.3
                                                               Venezuela                 45
Pepperidge
 Farm            6.6%          (0.2)                            Peru                      30

Private Label    9.7%          (0.2)
------------------------------------------                  -------------------------------------------
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         Snack Nuts Category                           Sugar Confectionery Category

                              1999                               1999      Share
                            $ Share                            $ Share    Change
                            -------                           --------    ------

------------------------------------------        --------------------------------------------
   Planters                    42.7%                  Nabisco      21.5%   +3.5 Pts.
------------------------------------------        --------------------------------------------
   Private Label               21.8                   Hershey      16.5    (1.6)

   Diamond                      6.1                   Mars         11.4    (0.6)

   Fisher-Sanfilippo            4.0                   Others       50.6    (1.3)

   Others                      25.4

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            Specialty Categories                                 International

                               1999                .   More than double our Latin American
                             $ Share                   presence
                             --------
  Steak Sauce                                      .   Increase revenue in Asia to $1.7
------------------------------------------             billion
     A.1.                      62%
------------------------------------------         .   $2.1 billion United Biscuits
     Heinz                     19                      European business

     Others                    19

  Premium Mustard
------------------------------------------
     Grey Poupon               68%
------------------------------------------
     French's Dijon            11

     Others                    21

------------------------------------------        ------------------------------------------


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                                                  [LOGO] Philip Morris Companies Inc. [LOGO]
==========================================        ==========================================




[PICTURE OF KRAFT AND NABISCO PRODUCTS              [KRAFT AND NABISCO LOGOS APPEAR HERE]
             APPEARS HERE]




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         Direct Store Delivery                        Direct Store Delivery


 .  Effective direct store                     .  Effective direct store
   delivery system                               delivery system

                                              .  Leverage to achieve wider
                                                 distribution

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            Direct Store Delivery                        Synergies

     .  Effective direct store                .  Significant synergies will
        delivery system                          be captured

     .  Leverage to achieve wider
        distribution

     .  Improve ability to effectively
        meet needs of trade partners
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             Synergies                                   Synergies

     .  Significant synergies will            .  Significant synergies will
        be captured                              be captured

     .  Increased productivity, higher        .  Increased productivity, higher
        margins, improved returns and            margins, improved returns and
        accelerated growth                       accelerated growth

                                              .  Annual cost savings:

                                                 - $400 million in 2002

                                                 - $600 million in 2003
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           Synergies                                      Cost Synergies

    .  Significant synergies will
       be captured                                      .  Procurement

    .  Increased productivity, higher                   .  Manufacturing
       margins, improved returns and
       accelerated growth                               .  Distribution

    .  Annual cost savings:                             .  Sales

       - $400 million in 2002                           .  Administration

       - $600 million in 2003

    .  Kraft's proven track record in
       generating impressive productivity
       savings
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         Revenue Synergies                             Transition


           Opportunities                         .  Confident integration will
           -------------                            be smooth, rapid and
                                                    successful
         Brand line extensions

         Scale merchandising

         Consumer promotions

         Cheese crackers/snacks

         Kid cereals

         Cereal snacks
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             Transition                                   Transition

   .  Confident integration will                .  Confident integration will
      be smooth, rapid and                         be smooth, rapid and
      successful                                   successful

   .  Considerable experience                   .  Considerable experience
      integrating acquisitions                     integrating acquisitions

                                                .  Share similar culture and
                                                   management practices
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                                                                   Pro Forma Financial Data

                                                            .  Acquisition initially financed
                                                               through debt

 [PICTURE OF KRAFT AND NABISCO PRODUCTS                     .  IPO proceeds used to pay down debt
             APPEARS HERE]
                                                            .  Debt/EBITDA ratio 1.06

                                                            .  Interest coverage ratio 8.0x

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         Financial Implications                                    Financial Implications

  .  Immediately accretive to cash EPS                      .  Strong performance due to several
                                                               factors
  .  Accretive to EPS in 2002





------------------------------------------  ------------------------------------------


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         Financial Implications                     Financial Implications

  .  Strong performance due to several        .  Strong performance due to several
     factors                                     factors

     - Value                                     - Value

                                                 - Significant level of synergies


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         Financial Implications                        IPO Advantages

  . Strong performance due to several         .  Terrific for our shareholders
    factors

    - Value

    - Significant level of synergies

    - Maintain share repurchase program

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            IPO Advantages                             IPO Advantages

  .  Terrific for our shareholders            .  Terrific for our shareholders

  .  Enhances financial flexibility           .  Enhances financial flexibility

                                              .  Preserves our options going forward

------------------------------------------  ------------------------------------------


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              IPO Advantages                           IPO Advantages

  .  Terrific for our shareholders            .  Terrific for our shareholders

  .  Enhances financial flexibility           .  Enhances financial flexibility

  .  Preserves our options going forward      .  Preserves our options going forward

  .  Provides potential acquisition           .  Provides potential acquisition
     currency for the future                     currency for the future

                                              .  Tool to motivate and retain employees

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             IPO Advantages                                     IPO

   . Terrific for our shareholders                  . Less than 20% of the "new" Kraft

   . Enhances financial flexibility                 . Proceeds will be used to retire debt

   . Preserves our options going forward

   . Provides potential acquisition
     currency for the future

   . Tool to motivate and retain employees

   . Underscore the value of Kraft's
     superb business
---------------------------------------------  ---------------------------------------------


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=============================================  =============================================

                    IPO                                            IPO


   . Parameters of the IPO will include:          . Parameters of the IPO will include:

                                                    - Optimal level of liquidity to ensure
                                                      success




---------------------------------------------  ---------------------------------------------


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=============================================  =============================================

                    IPO                                            IPO

   . Parameters of the IPO will include:          . Confident that equity markets will
                                                    respond positively
     - Optimal level of liquidity to ensure
       success

     - Debt level that Kraft can maintain to
       assure a strong credit rating



---------------------------------------------  ---------------------------------------------
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                   IPO                                        IPO

  . Confident that equity markets will         . Confident that equity markets will
    respond positively                           respond positively

  . World's most profitable food company       . World's most profitable food company

                                               . Significant top-line momentum


------------------------------------------  ------------------------------------------


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                  IPO                                    Strong Organization


  . Confident that equity markets will        . World-class management team and
    respond positively                          workforce

  . World's most profitable food company

  . Significant top-line momentum

  . Unmatched earnings growth rates in
    the global food industry

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             Strong Organization                         Strong Organization

   . World-class management team and           . World-class management team and
     workforce                                   workforce

   . Focused on growth, innovation,            . Focused on growth, innovation,
     productivity and results                    productivity and results

                                               . Talented Nabisco team

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                Milestones                                        Summary

     .  Acquisition estimated completion             .  Truly compelling transactions
        date by October, 2000

     .  Subject to shareholders and
        customary regulatory approvals

     .  No anticipated impediments to
        closure foreseen

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==========================================        ==========================================

                Summary                                           Summary

     .  Truly compelling transactions                .  Truly compelling transactions

     .  Creating an outstanding global               .  Creating an outstanding global
        food company                                    food company

                                                     .  Phillip Morris Companies 1999
                                                        Pro  Forma:

                                                        -   Revenues of $86.6 billion

                                                        -   Operating companies income
                                                            $16.3 billion

------------------------------------------        ------------------------------------------
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==========================================

                Summary

     .   Truly compelling transactions

     .  Creating an outstanding global
        food company

     .  Phillip Morris Companies 1999
        Pro Forma:                                [PICTURE OF KRAFT AND NABISCO PRODUCTS
                                                               APPEARS HERE]
        -   Revenues of $86.6 billion

        -   Operating companies income
            $16.3 billion

     .  Earnings and EPS growth rates
        enhanced

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